UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2016

MUSTANG BIO, INC.
(Exact Name of Registrant as Specified in Charter)
Delaware	000-55668	47-3828760
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2 Gansevoort Street, 9th Floor, New York, New York 10014
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (781) 652-4500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountant.

(a)       Previous independent registered public accounting firm.

On September 29, 2016, Mustang Bio, Inc. (the “Company”) dismissed Mayer Hoffman McCann P.C. (“Mayer Hoffman”) as the Company’s independent registered public accounting firm. The Company’s Board of Directors participated in and approved this decision.

The reports of Mayer Hoffman on the consolidated financial statements of the Company for the fiscal period from March 13, 2015 (inception) to December 31, 2015, did not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles, except that, the audit report included an explanatory paragraph with respect to the uncertainty as to the Company’s ability to continue as a going concern.

During the Company’s fiscal period from March 13, 2015 (inception) to December 31, 2015, and during the subsequent interim periods preceding the date of Mayer Hoffman’s dismissal, the Company did not have any disagreements with Mayer Hoffman on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Mayer Hoffman, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the consolidated financial statements for such time periods.

During the Company’s fiscal period from March 13, 2015 (inception) to December 31, 2015, and during the subsequent interim periods preceding the date of Mayer Hoffman’s dismissal, no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K have occurred.

Mayer Hoffman has indicated to the Company that it concurs with the foregoing statements contained in the second, third and fourth paragraphs above as they relate to Mayer Hoffman and has furnished a letter to the Securities and Exchange Commission to this effect. A copy of the letter from Mayer Hoffman is attached to this Form 8-K as Exhibit 16.1.

The Company will retain BDO USA, LLP (“BDO”) as its new independent registered public accounting firm and will file an additional Current Report on Form 8-K when it formally engages BDO.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

16.1	Letter from Mayer Hoffman McCann P.C. to the Securities and Exchange Commission dated October 5, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Mustang Bio, Inc.

Date: October 5, 2016	/s/ Michael S. Weiss
Name: Michael S. Weiss
Title: President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit
Number	Description

16.1	Letter from Mayer Hoffman McCann P.C. to the Securities and Exchange Commission dated October 5, 2016.